Exhibit 10.1

Certain confidential portions of this exhibit have been omitted and replaced with “[***].” Such identified information has been excluded from this exhibit because it (i) is not material and (ii) is the type of information that the registrant treats as private or confidential.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO. 3. P00012	EFFECTIVE DATE 20-Jul-2021	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY CODE	W58P05		7. ADMINISTERED BY (If other than item 6) CODE	S2206A
ACC-APG - COVID RESPONSE - W58P05 6472 INTEGRITY COURT (BUILDING 4401) ABERDEEN PROVING GROUND MD 21005-3013	DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578			9A. AMENDMENT OF SOLICIT AT ION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT /ORDER NO. W911QY20C0100
		X	10B. DATED (SEE ITEM 13) 09-Aug-2020
CODE 8PTM0	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer    is extended,    is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT /ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT /ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X	C. C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: S See Block 14 Continuation Page
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT /MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:    [***]
 See Block 14 Continuation Page
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Stephane Bancel, CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] TEL: [***] EMAIL: [***]
15B. CONTRACTOR/OFFEROR /s/ Stephane Bancel (Signature of person authorized to sign)	15C. DATE SIGNED 7/20/2021	16B. UNITED STATES OF AMERICA BY [***] (Signature of Contracting Officer)		16C. DATE SIGNED 07/20/2021
EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04
STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

W911QY20C0100
(dsotowaw2128)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text: P00012
OBLIGATION AMOUNT: $0.00

a.The purpose of this modification (P00012) it to:

- Update Exhibit B as outlined in clause H.20 with donation information for multiple recipients identified with the past 7 business days (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties).

b.The modification was required by the program office to meet the Government’s mission requirements.

c.The total contract value and total funded amount remains unchanged.

SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

The following have been modified:

Document Type	Description	Page #	Date
Exhibit A	CDRLs	15	11 Feb 2021
Exhibit B	Donation of Excess Product	3	13 July 2021
Attachment 0001	Supply Chain Resiliency Plan for CDRL A010	3	23 July 2020
Attachment 0002	Security Plan	7	23 July 2020
Attachment 0003	Dose Tracking Template Draft Moderna	Excel	15 July 2020
Attachment 0004	Data Rights	3	7 August 2020
Attachment 0005	[***]	2	7 August 2020
Attachment 0006	ModernaTx, Inc. Background Intellectual Property	3	6 August 2020
Attachment 0007	Performance Base Payment Milestone Schedule	1	14 June 2021
Attachment 0008	Performance Base Payment Milestone Billing Plan	16	12 July 2021
Attachment 0009	HRPAS Moderna Letter	1	3 September 2020

(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	14
2. AMENDMENT/MODIFICATION NO. P00013	3. EFFECTIVE DATE 30 Jul 2021	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY CODE	W58P05		7. ADMINISTERED BY (If other than item 6) CODE	S2206A
ACC-APG - COVID RESPONSE - W58P05 6472 INTEGRITY COURT (BUILDING 4401) ABERDEEN PROVING GROUND MD 21005-3013	DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
		X	10B. DATED (SEE ITEM 13) 09-Aug-2020
CODE 8PTM0	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer    is extended,    is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT /ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT /ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: See Block 14 Continuation Page
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT /MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:    [***]
 See Block 14 Continuation Page

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Stephane Bancel, CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] TEL: [***] EMAIL: [***]
15 . CONTRACTOR/OFFEROR /s/ Stephane Bancel (Signature of person authorized to sign)	15C. DATE SIGNED 07/30/2021	16B. UNITED STATES OF AMERICA BY [***] (Signature of Contracting Officer)		16C. DATE SIGNED 07/30/2021
EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

W911QY20C0100
P00013

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text: P00013
OBLIGATION AMOUNT: $0.00

a.The purpose of this modification (P00013) is to:

‐ Update the Performance Base Payment Table in Section G and the associated Attachment 0008, Performance Base Payment Milestone Billing Plan (Authority FAR 52.232‐16)

‐ Update H.1 Key Personnel (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties)

‐ Update H.19 Product [***] to reflect a change on the notification of product date for deliveries in September 2021 through December 2021 (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties)

‐ Update Exhibit B as outlined in clause H.20 with donation information for multiple recipients identified within the past 7 business days (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties)

b.This modification was requested by the program office to meet the Government’s mission requirements.

c.The total contract value and total funded amount remain unchanged.

SECTION G - CONTRACT ADMINISTRATION DATA

The following have been modified:

G.1GOVERNMENT CONTRACT ADMINISTRATION

In no event shall any understanding or agreement, contract modification, change order, or other matter in deviation from the terms of this contract between the Contractor and a person other than the Contracting Officer be effective or binding upon the Government. All such actions must be formalized by a proper contractual document executed by the Contracting Officer.

Procuring Contracting Officer:
[***]
Joint COVID-19 Response Division
US Army Contracting Command 6472 Integrity Court (Building 4401)
Aberdeen Proving Ground, MD 21005-3013 Contract Specialist:

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[***]
Joint COVID-19 Response Division
US Army Contracting Command 6472 Integrity Court (Building 4401)
Aberdeen Proving Ground, MD 21005-3013

G.2GOVERNMENT TECHNICAL POINT OF CONTACT

[***]
Biologist/Project Officer
200 C Street, SW Washington, DC 20201

G.3CONTRACTOR’S CONTRACT ADMINISTRATION

[***]
Moderna US, Inc.
200 Technology SQ.
Cambridge, MA 02139-3578

G.4PLACES OF PERFORMANCE

Moderna US, Inc.
200 Technology SQ.
Cambridge, MA 02139-3578

G.5NOTIFICATION OF REVISIONS AND CHANGE

Notification of revision or changes to names or email addresses will be provided by official correspondence from the PCO/ACO or office of the PCO/ACO in lieu of a contract modification. This does not apply to any such revisions or changes in the event this contract includes a key personnel clause.

G.6PERFORMANCE BASED PAYMENT

Performance-based payments (PBP) are authorized under this contract in accordance with FAR 52.232-32. The contractor shall bill for the PBP upon achievement of the completion criteria identified in Attachment 0007, Performance-based Payment Milestone Table dated 4 May 2021. Upon achievement of the completion criteria, the contractor shall bill for the PBP for the base and each option IAW the following schedule:

CLIN	Period	Amount
0001AA	BASE	$90,210,000
0001AB	BASE	$132,308,000
0001AC	BASE	$180,420,000
0001AD	BASE	$198,462,000
TOTAL		$601,400,000
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
TOTAL		$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
TOTAL		$[***]

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[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
TOTAL		$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
TOTAL		$[***]

Delivery Invoicing: PBPs are a type of contract financing and are recouped by the Government through deductions of payments otherwise due to the contractor for the partial or complete delivery of contract items. The deductions are made by applying a liquidation rate to the price of delivered contract items. Attachment 0008, Performance- based Payment Milestone Billing Plan, identifies the contractor invoicing schedule for liquidation. The contractor shall submit all invoices IAW Attachment 0008.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following have been modified:

H.1Key Personnel

Any key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) calendar days prior to the Contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the Contracting Officer and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement's skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable, Human Subjects Testing requirements). If the employee of the Contractor is terminated for cause or separates from the Contractor voluntarily with less than thirty (30) calendar-day notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the Contracting Officer. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties. The following individuals are determined to be key personnel:

Name	Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

H.2Substitution of Key Personnel

The Contractor agrees to assign to the contract those persons whose resumes/CVs were submitted with the proposal who are necessary to fill the requirements of the contract. No substitutions shall be made except in accordance with this clause.

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All requests for substitution must provide a detailed explanation of the circumstance necessitating the proposed substitution, a complete resume for the proposed substitute and any other information requested by the contracting officer to approve or disapprove the proposed substitution. All proposed substitutes must have qualifications that are equal to or higher than the qualifications of the person to be replaced. The contracting officer or authorized representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof.

H.3Disclosure of Information:

Performance under this contract may require the Contractor to access non-public data and information proprietary to a Government agency, another Government Contractor or of such nature that its dissemination or use other than as specified in the work statement would be adverse to the interests of the Government or others. Neither the Contractor, nor Contractor personnel, shall divulge nor release data nor information developed or obtained under performance of this contract, except authorized by Government personnel or upon written approval of the CO which the KO will provide in accordance with OWS or other Government policies and/or guidance. The Contractor shall not use, disclose, or reproduce proprietary data that bears a restrictive legend, other than as specified in this contract, or any information at all regarding this agency.

The Contractor shall comply with all applicable Government requirements for protection of non-public information. Unauthorized disclosure of nonpublic information is prohibited by the Government’s rules. Unauthorized disclosure may result in termination of the contract, replacement of a Contractor employee, or other appropriate redress.
Neither the Contractor nor the Contractor‘s employees shall disclose or cause to be disseminated, any information concerning the operations of the activity, which could result in, or increase the likelihood of, the possibility of a breach of the activity‘s security or interrupt the continuity of its operations.

No information related to data obtained under this contract shall be released or publicized without the prior written consent of the COR, whose approval shall not be unreasonably withheld, conditioned, or delayed, provided that no such consent is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any government entity’ for submission to any securities exchange on which the Contractor’s (or its parent corporation’s) securities may be listed for trading; or to third parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions, or other business transactions. The exceptions identified in this paragraph apply to all disclosures under this Section
H.3except to the extent that a disclosure is otherwise prohibited by law.

H.4Publication and Publicity

The contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract without written notice in advance to the Government.

a.Unless otherwise specified in this contract, the contractor may publish the results of its work under this contract. The contractor shall promptly send a copy of each submission to the COR for security review prior to submission. The contractor shall also inform the COR when the abstract article or other publication is published, and furnish a copy of it as finally published.

b.Unless authorized in writing by the CO, the contractor shall not display the DoD logo including Operating Division or Staff Division logos on any publications.

c.The contractor shall not reference the products(s) or services(s) awarded under this contract in commercial advertising, as defined in FAR 31.205-1, in any manner which states or implies DoD approval or endorsement of the product(s) or service(s) provided.

d.The contractor shall include this clause, including this section (d) in all subcontracts where the subcontractor may propose publishing the results of its work under the subcontract. The contractor shall acknowledge the support of the Department of Health and Human Services, Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgement substantially as follows:

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"This project has been funded in whole or in part with Federal funds from the Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, under Contract Number W911QY-20-C-0100.”

H.5Confidentiality of Information

a.Confidential information, as used in this article, means non-public information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.

b.The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the "Disputes" clause.

c.If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.

d.Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.

e.Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor shall obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.

f.Contracting Officer Determinations will reflect the result of internal coordination with appropriate program and legal officials.

g.The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.

ALL REQUIREMENTS OF THIS SECTION H.5 MUST BE PASSED TO ALL SUB-CONTRACTOR.

H.6Regulatory Rights

This contract involves supply of a product that requires FDA pre-market approval or clearance before commercial authorization. Contractor is seeking FDA authorization or clearance for the commercialization of mRNA-1273, Moderna vaccine for SARS-CoV-2 Coronavirus (the “Technology”). The Contractor is the Sponsor of the Regulatory Application (an investigational new drug application (IND), investigational device exemption (IDE), emergency use authorization (EUA), new drug application (NDA), biologics license application (BLA), premarket approval application (PMA), or 510(k) pre-market notification filing (510(k)) or another regulatory filing submitted to FDA) for the technology. As the Sponsor of the Regulatory Application to FDA (as the terms “sponsor” and “applicant” are defined or used in at 21 CFR §§3.2(c), 312.5, 600.3(t), 812.2(b), 812 Subpart C, or 814.20), the Contractor has certain standing before the FDA that entitles it to exclusive communications related to the Regulatory Application.

Accordingly, the Contractor and the Government agree to the following:

a.DoD Medical Product Priority. PL 115-92 allows the DoD to request, and FDA to provide, assistance to expedite development of products to diagnose, treat, or prevent serious or life-threatening diseases or conditions facing American military personnel. The contractor recognizes that only the DoD can utilize PL 115-92. As such, the

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contractor will work proactively with the Government to leverage this law to its maximum potential under this contract. The contractor shall submit Public Law 115-92 Sponsor Authorization Letter that will be delivered to the designated OWS POC(s) within [***] of award.

b. [***].

H.7Performance Based Payment Liquidated under Termination

Performance Based Payments (PBPs) have been authorized as a method of financing under this contract. In the event the Moderna’s mRNA-1273 COVID Vaccine is unsuccessful in its bid to obtain EUA or FDA approval, the Government may issue a Termination for Convenience (T4C) in whole or in part, on this contract. Upon notice of a T4C, the contractor shall submit a termination settlement proposal, IAW FAR 52.249-2, Termination for Convenience of the Government (Fixed-Price).

H.8Public Readiness and Emergency Preparedness (PREP) Act:

In accordance with the Public Readiness and Emergency Preparedness Act (“PREP Act”), Pub. L. No. 109-148, Division C, Section 2, as amended (codified at 42 U.S.C. § 247d-6d and 42 U.S.C. § 247d-6e), as well as the Secretary of HHS’s Declaration Under the Public Readiness and Emergency Preparedness Act for Medical Countermeasures Against COVID-19, 85 Fed. Reg. 15198 (Mar. 17, 2020, effective Feb. 4, 2020), and amended on
April 15, 2020, 85 Fed. Reg. 21012 (together, the “Prep Act Declaration”):

(i)This Agreement is being entered into for purposes of facilitating the manufacture, testing, development, distribution, administration, and use of “Covered Countermeasures” for responding to the COVID-19 public health emergency, in accordance with Section VI of the PREP Act Declaration;

(ii)Contractor’s performance of this Agreement falls within the scope of the “Recommended Activities” for responding to the COVID-19 public health emergency, to the extent it is in accordance with Section III of the PREP Act Declaration; and

(iii)Contractor is a “Covered Person” to the extent it is a person defined in Section V of the PREP Act Declaration.
Therefore, in accordance with Sections IV and VII of the PREP Act Declaration as well as the PREP Act (42 U.S.C.
§ 247d-6d), the Department of Defense contracting via assisted acquisition on behalf of the HHS, expressly acknowledges and agrees that the HHS Declaration cited above, specifically its language providing immunity from suit and liability is applicable to this acquisition as long as Contractors activities fall within the terms and conditions of the PREP Act and the PREP Act Declaration.

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The Government may not use, or authorize the use of, any products or materials provided under this contract, unless such use occurs in the United States (or a U.S. territory where U.S. law applies such as embassies, military and NATO installations) and is protected from liability under a declaration issued under the PREP Act, or a successor COVID-19 PREP Act Declaration of equal or greater scope. Any use where the application of the PREP Act is in question will be discussed with Moderna prior to use and, if the parties disagree on such use, the dispute will be resolved according to the “Disputes Clause” (52.233-1)

The items and technology covered by this Contract are being developed for both civil and military applications.

H.9[***].

H.10Ensuring Sufficient Supply of the Product

1.In recognition of the Government’s significant funding for the development and manufacturing of the product in this contract and the Government’s need to provide sufficient quantities of a COVID-19 vaccine to protect the United States population, the Government shall have the remedy described in this section to ensure sufficient supply of the product to meet the needs of the public health or national security. This remedy is not available to the Government unless and until both of the following conditions ((a) and (b)) are met:

a.Moderna gives written notice, required to be submitted to the Government [***], of:

(i)any formal management decision to terminate manufacturing of this product vaccine prior to delivery of any doses to USG under this contract, including all exercised options, other than as a result of clinical failure, or serious technical or safety reasons or;

(ii)any formal management decision to discontinue sale of this product vaccine to the Government prior to delivery of any doses to USG under this contract, including all exercised options, other than as a result of clinical failure, or serious technical or safety reasons; or

(iii)any filing that anticipates Federal bankruptcy protection; and

b.Moderna has submitted an Emergency Use Authorization application under §564 of the FD&C Act or a biologics license application provisions of §351(a) of the Public Health Service Act (PHSA).

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2.If both conditions listed in section 1 occur, Moderna, upon the request of the Government, shall provide the following items necessary for the Government to pursue manufacturing of this product vaccine with a third party for exclusive sale to the U.S. Government:

a.a writing evidencing a non-exclusive, nontransferable, irrevocable (except for cause), royalty-free paid-up license to practice or have practiced for or on behalf of the U.S. Government any Moderna Background Patent, Copyright, other Moderna Intellectual Property, Moderna Know-How, Moderna Technical Data rights necessary to manufacture doses of the mRNA-1273 vaccine;

b.necessary FDA regulatory filings or authorizations owned or controlled by Moderna related to this product vaccine and any confirmatory instrument pertaining thereto; and

c.any outstanding Deliverables contemplated or materials purchased under this contract.

3.This remedy will remain available until the end of the contract.

H.11[***].

H.12Transportation to Final Destination

During the course of performance under this contract, the Government may require storage of the filled drug product (FDP) before delivery to the final government location. In these circumstances, the Government will accept FDP at the contractor facility (Origin). The contractor; however, shall continue to be responsible for secure delivery of the vaccine to its final destination as identified on this contract. [***].

H.13Validation of IP/Data

The Parties acknowledge that background intellectual property and technical data assertions have been made and evaluated by the parties. The parties agree that, should additional information relevant to these assertions become available, the parties will reevaluate said assertions as necessary in the future.

H.14Novation

Upon Moderna, US, Inc.'s registration in the System for Award Management, the Government will, at the Contractor's request, complete a novation of this Contract to recognize Moderna US, Inc. as a counterparty instead of Moderna TX, Inc. This novation will be completed through a modification executed by the Government that identifies Moderna US, Inc. as the contracting party for all purposes as if it had originally executed the Contract.

H.15Base & Option 1 Delivery Acceleration

In an effort to accelerate production of the mRNA-1273 vaccine, [***] within the Option 1 period via a Modification to the contract. If these manufacturing slots are successfully utilized, [***] above what was projected by Moderna and assumed within the price per dose for the doses of mRNA-1273 vaccine delivered in the Base Period and Option 1. However, because the Government is funding the additional slots within the Base and Option 1 periods in order to accelerate production, the Government is entitled to an adjustment under the conditions outlined. The Government and Moderna agree to the following:

W911QY20C0100
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1.If the Government exercises Option 2 (NLT 15 May):

a. Moderna will reduce the cost of Option 2 by $[***] for each successfully accelerated drug product fill under the Base Period ([***]) and $[***] for each successfully accelerated drug product fill under Option 1 ([***]).

2.If the Government does not exercise Option 2 (NLT 15 May):
a.In the event Moderna timely cancels the manufacturing slots and/or is able to otherwise fully utilize the slots originally reserved for production in the Option 2 period, Moderna agrees to credit the Government $[***] for [***] and $[***] for [***]. In no case shall the number of drug product manufacturing slots credited exceed the number of successfully accelerated drug product manufacturing fills under the Base Period and Option 1. It is understood that Moderna will make all good-faith efforts to fill reserved slots or cancel reservations in a timely manner (i.e. within the time period required by the subcontractor).

b.In the event that Moderna is unable to fill those reserved slots (i.e. due to lack of demand) and cancels slots, Moderna shall be entitled to recoup those reservation cancellation costs from the USG. The process is outlined as follows:
1.) Moderna shall submit documentation to the USG of the following:

i.) Cancellation notice to the subcontractor,
ii.) The basis of the cancellation. and
iii.) Cancellation fees incurred.

2.) Moderna shall reduce credits to the USG under paragraph 2a) of this clause, IAW agreed cancellation costs incurred.

3.) Bi-lateral agreement of the final credit shall be included in a modification to the contract. Net credit shall be deducted from final payments under the contract.

H.16Delivery Schedule, as revised 11Feb2021 via modification P00004

[***]

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H.17Post-Termination Disposition of Undelivered Product

For the avoidance of doubt, if the USG elects to terminate the exercised CLINs prior to acceptance and delivery in full of the required quantities of mRNA-1273, Moderna will be free to direct any unaccepted/undelivered supplies of mRNA-1273 to customers other than the USG, at its discretion, without further obligation of either party with regard to such unaccepted/undelivered supplies of mRNA-1273. The contract will be bilaterally modified to decrease the quantities by the agreed upon volume.

H.18[***]

In order to facilitate projections and invoicing, the Government shall provide or direct a third party ([***]) to provide to Moderna (1) actual quantities of Moderna [***] with 8.0mL vials during the reporting period; (2) actual quantities of Moderna [***] with 8.0mL vials during the reporting period; and (3) the number of [***] remaining in inventory and available for upcoming shipments. This information will be provided to Moderna at a frequency of at least twice monthly.

For each 8.0mL fill volume (1600mcg) vial of vaccine shipped with a [***].

Both parties acknowledge that the delivery schedule is based on an [***] 8.0mL fill volume (1600mcg) vial delivered. In accordance with the agreed approach for invoicing and counting doses toward Moderna’s delivery requirement, [***]. Specifically for purposes of adhering to the scheduled delivery dates set forth in this contract for the Base Period, Option 1 and Option 2, schedule shall be deemed to have been met once doses are released by Moderna and are available for order.

H.19Product [***] (as added via P00007)

Specific to CLINs 3001 and 4001, Moderna will deliver to the Government [***]:

•mRNA-1273 Primary Series (0.2mg/mL, 100µg, 2-dose)
•[***]
•[***]
•[***]

All doses delivered in calendar year 2021 will be delivered in multi-dose vials [***].

[***].

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The Government and Moderna agree that total monthly delivery quantities for each of CLIN 3001 and 4001 will follow the schedule in the table below. The Government and Moderna also agree on the following points specific to product ordering:

•[***];
•[***]

[***]

H.20Donation of Excess Product

a.If the Government determines that a quantity of doses of mRNA-1273 supplied to the Government under this contract is no longer needed by the Government, the Government may donate such doses to a foreign nation or non- governmental organization (NGO) facilitating donation to a foreign nation, subject to the remainder of this Clause H.20. The Government shall notify Contractor in writing prior to any proposed donation to a foreign nation or NGO, which notice will include [***].

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b.Contractor must verify in writing that all of the required conditions below are met before any such donation is made, [***]:

(i)[***];

(ii)[***];

(iii)[***]; and

(iv)[***].

c.The Government’s donations will be from supplies of vaccine delivered to and accepted by the Government. To the extent the Government commits to deliver doses that have not yet been physically delivered to the Government, such donation will not occur until such doses have been delivered to the Government. The Government will be responsible for delivery of the donated doses to, and coordination of delivery with, the receiving foreign nation or NGO, as applicable. The Government or the receiving foreign nation or NGO, as applicable, will (i) satisfy all customs shipping requirements for import and export of the product; and (ii) as the exporter, file any required FDA export notifications. To the extent not already provided to the Government, the Contractor will provide all information necessary to complete any requirements identified in this paragraph in advance of shipment.

d.When the conditions above are met for any donation, the Parties will [***].

e.[***].

f.Shipment of any donated doses under this Article does not constitute a violation of the Defense Production Act.

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SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

The following have been modified:

Document Type	Description	Page #	Date
Exhibit A	CDRLs	15	11 February 2021
Exhibit B	Donation of Excess Product	8	28 July 2021
Attachment 0001	Supply Chain Resiliency Plan for CDRL A010	3	23 July 2020
Attachment 0002	Security Plan	7	23 July 2020
Attachment 0003	Dose Tracking Template Draft Moderna	Excel	15 July 2020
Attachment 0004	Data Rights	3	7 August 2020
Attachment 0005	[***]	2	7 August 2020
Attachment 0006	ModernaTx, Inc. Background Intellectual Property	3	6 August 2020
Attachment 0007	Performance Base Payment Milestone Schedule	1	14 June 2021
Attachment 0008	Performance Base Payment Milestone Billing Plan	16	8 July 2021
Attachment 0009	HRPAS Moderna Letter	1	3 September 2020

(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	12
2. AMENDMENT/MODIFICATION NO. P00014	3. EFFECTIVE DATE 8 Aug 2021	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY CODE	W58P05		7. ADMINISTERED BY (If other than item 6) CODE	S2206A
ACC-APG - COVID RESPONSE - W58P05 6472 INTEGRITY COURT (BUILDING 4401) ABERDEEN PROVING GROUND MD 21005-3013	DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
		X	10B. DATED (SEE ITEM 13) 09-Aug-2020
CODE 8PTM0	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer    is extended,    is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT /ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT /ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: See Block 14 Continuation Page
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT /MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:    [***]
 See Block 14 Continuation Page

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Stephane Bancel, CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] TEL: [***] EMAIL: [***]
15B. CONTRACTOR/OFFEROR /s/ Stephane Bancel (Signature of person authorized to sign)	15C. DAT E SIGNED 8/8/2021	16B. UNITED STATES OF AMERICA BY [***] (Signature of Contracting Officer)		16C. DATE SIGNED 8/8/2021
EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

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SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text: P00014
OBLIGATION AMOUNT: $0.00

a.The purpose of this modification (P00014) is to:

- Update H.19 Product [***] to reflect a change on the notification of product date for deliveries in September 2021 through December 2021 (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties)

b.This modification was requested by the program office to meet the Government’s mission requirements.

c.The total contract value and total funded amount remain unchanged.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following have been modified:

H.1Key Personnel

Any key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) calendar days prior to the Contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the Contracting Officer and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement's skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable, Human Subjects Testing requirements). If the employee of the Contractor is terminated for cause or separates from the Contractor voluntarily with less than thirty (30) calendar-day notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the Contracting Officer. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties. The following individuals are determined to be key personnel:

Name	Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

H.2Substitution of Key Personnel

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The Contractor agrees to assign to the contract those persons whose resumes/CVs were submitted with the proposal who are necessary to fill the requirements of the contract. No substitutions shall be made except in accordance with this clause.

All requests for substitution must provide a detailed explanation of the circumstance necessitating the proposed substitution, a complete resume for the proposed substitute and any other information requested by the contracting officer to approve or disapprove the proposed substitution. All proposed substitutes must have qualifications that are equal to or higher than the qualifications of the person to be replaced. The contracting officer or authorized representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof.

H.3Disclosure of Information:

Performance under this contract may require the Contractor to access non-public data and information proprietary to a Government agency, another Government Contractor or of such nature that its dissemination or use other than as specified in the work statement would be adverse to the interests of the Government or others. Neither the Contractor, nor Contractor personnel, shall divulge nor release data nor information developed or obtained under performance of this contract, except authorized by Government personnel or upon written approval of the CO which the KO will provide in accordance with OWS or other Government policies and/or guidance. The Contractor shall not use, disclose, or reproduce proprietary data that bears a restrictive legend, other than as specified in this contract, or any information at all regarding this agency.

The Contractor shall comply with all applicable Government requirements for protection of non-public information. Unauthorized disclosure of nonpublic information is prohibited by the Government’s rules. Unauthorized disclosure may result in termination of the contract, replacement of a Contractor employee, or other appropriate redress.
Neither the Contractor nor the Contractor‘s employees shall disclose or cause to be disseminated, any information concerning the operations of the activity, which could result in, or increase the likelihood of, the possibility of a breach of the activity‘s security or interrupt the continuity of its operations.

No information related to data obtained under this contract shall be released or publicized without the prior written consent of the COR, whose approval shall not be unreasonably withheld, conditioned, or delayed, provided that no such consent is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any government entity’ for submission to any securities exchange on which the Contractor’s (or its parent corporation’s) securities may be listed for trading; or to third parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions, or other business transactions. The exceptions identified in this paragraph apply to all disclosures under this Section
H.3except to the extent that a disclosure is otherwise prohibited by law.

H.4Publication and Publicity

The contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract without written notice in advance to the Government.

a.Unless otherwise specified in this contract, the contractor may publish the results of its work under this contract. The contractor shall promptly send a copy of each submission to the COR for security review prior to submission. The contractor shall also inform the COR when the abstract article or other publication is published, and furnish a copy of it as finally published.

b.Unless authorized in writing by the CO, the contractor shall not display the DoD logo including Operating Division or Staff Division logos on any publications.

c.The contractor shall not reference the products(s) or services(s) awarded under this contract in commercial advertising, as defined in FAR 31.205-1, in any manner which states or implies DoD approval or endorsement of the product(s) or service(s) provided.

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d.The contractor shall include this clause, including this section (d) in all subcontracts where the subcontractor may propose publishing the results of its work under the subcontract. The contractor shall acknowledge the support of the Department of Health and Human Services, Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgement substantially as follows:

"This project has been funded in whole or in part with Federal funds from the Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, under Contract Number W911QY-20-C-0100.”

H.5Confidentiality of Information

a.Confidential information, as used in this article, means non-public information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.

b.The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the "Disputes" clause.

c.If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.

d.Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.

e.Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor shall obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.

f.Contracting Officer Determinations will reflect the result of internal coordination with appropriate program and legal officials.

g.The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.

ALL REQUIREMENTS OF THIS SECTION H.5 MUST BE PASSED TO ALL SUB-CONTRACTOR.

H.6Regulatory Rights

This contract involves supply of a product that requires FDA pre-market approval or clearance before commercial authorization. Contractor is seeking FDA authorization or clearance for the commercialization of mRNA-1273, Moderna vaccine for SARS-CoV-2 Coronavirus (the “Technology”). The Contractor is the Sponsor of the Regulatory Application (an investigational new drug application (IND), investigational device exemption (IDE), emergency use authorization (EUA), new drug application (NDA), biologics license application (BLA), premarket approval application (PMA), or 510(k) pre-market notification filing (510(k)) or another regulatory filing submitted to FDA) for the technology. As the Sponsor of the Regulatory Application to FDA (as the terms “sponsor” and “applicant” are defined or used in at 21 CFR §§3.2(c), 312.5, 600.3(t), 812.2(b), 812 Subpart C, or 814.20), the Contractor has certain standing before the FDA that entitles it to exclusive communications related to the Regulatory Application.

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Accordingly, the Contractor and the Government agree to the following:

a.DoD Medical Product Priority. PL 115-92 allows the DoD to request, and FDA to provide, assistance to expedite development of products to diagnose, treat, or prevent serious or life-threatening diseases or conditions facing American military personnel. The contractor recognizes that only the DoD can utilize PL 115-92. As such, the contractor will work proactively with the Government to leverage this law to its maximum potential under this contract. The contractor shall submit Public Law 115-92 Sponsor Authorization Letter that will be delivered to the designated OWS POC(s) within [***] of award.

b.[***].

H.7Performance Based Payment Liquidated under Termination

Performance Based Payments (PBPs) have been authorized as a method of financing under this contract. In the event the Moderna’s mRNA-1273 COVID Vaccine is unsuccessful in its bid to obtain EUA or FDA approval, the Government may issue a Termination for Convenience (T4C) in whole or in part, on this contract. Upon notice of a T4C, the contractor shall submit a termination settlement proposal, IAW FAR 52.249-2, Termination for Convenience of the Government (Fixed-Price).

H.8Public Readiness and Emergency Preparedness (PREP) Act:

In accordance with the Public Readiness and Emergency Preparedness Act (“PREP Act”), Pub. L. No. 109-148, Division C, Section 2, as amended (codified at 42 U.S.C. § 247d-6d and 42 U.S.C. § 247d-6e), as well as the Secretary of HHS’s Declaration Under the Public Readiness and Emergency Preparedness Act for Medical Countermeasures Against COVID-19, 85 Fed. Reg. 15198 (Mar. 17, 2020, effective Feb. 4, 2020), and amended on
April 15, 2020, 85 Fed. Reg. 21012 (together, the “Prep Act Declaration”):

(i)This Agreement is being entered into for purposes of facilitating the manufacture, testing, development, distribution, administration, and use of “Covered Countermeasures” for responding to the COVID-19 public health emergency, in accordance with Section VI of the PREP Act Declaration;

(ii)Contractor’s performance of this Agreement falls within the scope of the “Recommended Activities” for responding to the COVID-19 public health emergency, to the extent it is in accordance with Section III of the PREP Act Declaration; and

(iii)Contractor is a “Covered Person” to the extent it is a person defined in Section V of the PREP Act Declaration.

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Therefore, in accordance with Sections IV and VII of the PREP Act Declaration as well as the PREP Act (42 U.S.C.
§ 247d-6d), the Department of Defense contracting via assisted acquisition on behalf of the HHS, expressly acknowledges and agrees that the HHS Declaration cited above, specifically its language providing immunity from suit and liability is applicable to this acquisition as long as Contractors activities fall within the terms and conditions of the PREP Act and the PREP Act Declaration.

The Government may not use, or authorize the use of, any products or materials provided under this contract, unless such use occurs in the United States (or a U.S. territory where U.S. law applies such as embassies, military and NATO installations) and is protected from liability under a declaration issued under the PREP Act, or a successor COVID-19 PREP Act Declaration of equal or greater scope. Any use where the application of the PREP Act is in question will be discussed with Moderna prior to use and, if the parties disagree on such use, the dispute will be resolved according to the “Disputes Clause” (52.233-1)

The items and technology covered by this Contract are being developed for both civil and military applications.

H.9[***].

H.10Ensuring Sufficient Supply of the Product

1.In recognition of the Government’s significant funding for the development and manufacturing of the product in this contract and the Government’s need to provide sufficient quantities of a COVID-19 vaccine to protect the United States population, the Government shall have the remedy described in this section to ensure sufficient supply of the product to meet the needs of the public health or national security. This remedy is not available to the Government unless and until both of the following conditions ((a) and (b)) are met:

a.Moderna gives written notice, required to be submitted to the Government [***], of:

(i)any formal management decision to terminate manufacturing of this product vaccine prior to delivery of any doses to USG under this contract, including all exercised options, other than as a result of clinical failure, or serious technical or safety reasons or;

(ii)any formal management decision to discontinue sale of this product vaccine to the Government prior to delivery of any doses to USG under this contract, including all exercised options, other than as a result of clinical failure, or serious technical or safety reasons; or

W911QY20C0100
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(iii)any filing that anticipates Federal bankruptcy protection; and

b.Moderna has submitted an Emergency Use Authorization application under §564 of the FD&C Act or a biologics license application provisions of §351(a) of the Public Health Service Act (PHSA).

2.If both conditions listed in section 1 occur, Moderna, upon the request of the Government, shall provide the following items necessary for the Government to pursue manufacturing of this product vaccine with a third party for exclusive sale to the U.S. Government:

a.a writing evidencing a non-exclusive, nontransferable, irrevocable (except for cause), royalty-free paid-up license to practice or have practiced for or on behalf of the U.S. Government any Moderna Background Patent, Copyright, other Moderna Intellectual Property, Moderna Know-How, Moderna Technical Data rights necessary to manufacture doses of the mRNA-1273 vaccine;

b.necessary FDA regulatory filings or authorizations owned or controlled by Moderna related to this product vaccine and any confirmatory instrument pertaining thereto; and

c.any outstanding Deliverables contemplated or materials purchased under this contract.

3.This remedy will remain available until the end of the contract.

H.11[***].

H.12Transportation to Final Destination

During the course of performance under this contract, the Government may require storage of the filled drug product (FDP) before delivery to the final government location. In these circumstances, the Government will accept FDP at the contractor facility (Origin). The contractor; however, shall continue to be responsible for secure delivery of the vaccine to its final destination as identified on this contract. [***].

H.13Validation of IP/Data

The Parties acknowledge that background intellectual property and technical data assertions have been made and evaluated by the parties. The parties agree that, should additional information relevant to these assertions become available, the parties will reevaluate said assertions as necessary in the future.

H.14Novation

Upon Moderna, US, Inc.'s registration in the System for Award Management, the Government will, at the Contractor's request, complete a novation of this Contract to recognize Moderna US, Inc. as a counterparty instead of Moderna TX, Inc. This novation will be completed through a modification executed by the Government that identifies Moderna US, Inc. as the contracting party for all purposes as if it had originally executed the Contract.

H.15Base & Option 1 Delivery Acceleration

In an effort to accelerate production of the mRNA-1273 vaccine, [***] within the Option 1 period via a Modification to the contract. If these manufacturing slots are

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successfully utilized, [***] above what was projected by Moderna and assumed within the price per dose for the doses of mRNA-1273 vaccine delivered in the Base Period and Option 1. However, because the Government is funding the additional slots within the Base and Option 1 periods in order to accelerate production, the Government is entitled to an adjustment under the conditions outlined. The Government and Moderna agree to the following:

1.If the Government exercises Option 2 (NLT 15 May):

a. Moderna will reduce the cost of Option 2 by $[***] for each successfully accelerated drug product fill under the Base Period ([***]) and $[***] for each successfully accelerated drug product fill under Option 1 ([***]).

2.If the Government does not exercise Option 2 (NLT 15 May):
a.In the event Moderna timely cancels the manufacturing slots and/or is able to otherwise fully utilize the slots originally reserved for production in the Option 2 period, Moderna agrees to credit the Government $[***] for [***] and $[***] for [***]. In no case shall the number of drug product manufacturing slots credited exceed the number of successfully accelerated drug product manufacturing fills under the Base Period and Option 1. It is understood that Moderna will make all good-faith efforts to fill reserved slots or cancel reservations in a timely manner (i.e. within the time period required by the subcontractor).

b.In the event that Moderna is unable to fill those reserved slots (i.e. due to lack of demand) and cancels slots, Moderna shall be entitled to recoup those reservation cancellation costs from the USG. The process is outlined as follows:
1.) Moderna shall submit documentation to the USG of the following:

i.) Cancellation notice to the subcontractor,
ii.) The basis of the cancellation. and iii.) Cancellation fees incurred.

2.) Moderna shall reduce credits to the USG under paragraph 2a) of this clause, IAW agreed cancellation costs incurred.

3.) Bi-lateral agreement of the final credit shall be included in a modification to the contract. Net credit shall be deducted from final payments under the contract.

H.16Delivery Schedule, as revised 11Feb2021 via modification P00004

[***]

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H.17Post-Termination Disposition of Undelivered Product

For the avoidance of doubt, if the USG elects to terminate the exercised CLINs prior to acceptance and delivery in full of the required quantities of mRNA-1273, Moderna will be free to direct any unaccepted/undelivered supplies of mRNA-1273 to customers other than the USG, at its discretion, without further obligation of either party with regard to such unaccepted/undelivered supplies of mRNA-1273. The contract will be bilaterally modified to decrease the quantities by the agreed upon volume.

H.18[***]

In order to facilitate projections and invoicing, the Government shall provide or direct a third party ([***]) to provide to Moderna (1) actual quantities of Moderna [***] with 8.0mL vials during the reporting period; (2) actual quantities of Moderna [***] with 8.0mL vials during the reporting period; and (3) the number of [***] remaining in inventory and available for upcoming shipments. This information will be provided to Moderna at a frequency of at least twice monthly.

For each 8.0mL fill volume (1600mcg) vial of vaccine shipped with a [***].

Both parties acknowledge that the delivery schedule is based on an [***] 8.0mL fill volume (1600mcg) vial delivered. In accordance with the agreed approach for invoicing and counting doses toward Moderna’s delivery requirement, [***]. Specifically for purposes of adhering to the scheduled delivery dates set forth in this contract for the Base Period, Option 1 and Option 2, schedule shall be deemed to have been met once doses are released by Moderna and are available for order.

H.19Product [***] (as added via P00007)

Specific to CLINs 3001 and 4001, Moderna will deliver to the Government [***]:

•mRNA-1273 Primary Series (0.2mg/mL, 100µg, 2-dose)
•[***]
•[***]
•[***]

All doses delivered in calendar year 2021 will be delivered in multi-dose vials [***].

[***].

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The Government and Moderna agree that total monthly delivery quantities for each of CLIN 3001 and 4001 will follow the schedule in the table below. The Government and Moderna also agree on the following points specific to product ordering:

•[***];
•[***]

[***]

H.20Donation of Excess Product

a.If the Government determines that a quantity of doses of mRNA-1273 supplied to the Government under this contract is no longer needed by the Government, the Government may donate such doses to a foreign nation or non- governmental organization (NGO) facilitating donation to a foreign nation, subject to the remainder of this Clause H.20. The Government shall notify Contractor in writing prior to any proposed donation to a foreign nation or NGO, which notice will include [***].

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b.Contractor must verify in writing that all of the required conditions below are met before any such donation is made, [***]:

(i)[***];
(ii)[***];
(iii)[***]; and
(iv) [***]

c.The Government’s donations will be from supplies of vaccine delivered to and accepted by the Government. To the extent the Government commits to deliver doses that have not yet been physically delivered to the Government, such donation will not occur until such doses have been delivered to the Government. The Government will be responsible for delivery of the donated doses to, and coordination of delivery with, the receiving foreign nation or NGO, as applicable. The Government or the receiving foreign nation or NGO, as applicable, will (i) satisfy all customs shipping requirements for import and export of the product; and (ii) as the exporter, file any required FDA export notifications. To the extent not already provided to the Government, the Contractor will provide all information necessary to complete any requirements identified in this paragraph in advance of shipment.

d.When the conditions above are met for any donation, the Parties [***].

e.[***].

f.Shipment of any donated doses under this Article does not constitute a violation of the Defense Production Act.

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(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	12
2. AMENDMENT/MODIFICATION NO. P00015	3. EFFECTIVE DATE 12-Aug-2021	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY CODE	W58P05		7. ADMINISTERED BY (If other than item 6) CODE	S2206A
ACC-APG - COVID RESPONSE - W58P05 6472 INTEGRITY COURT (BUILDING 4401) ABERDEEN PROVING GROUND MD 21005-3013	DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
		X	10B. DATED (SEE ITEM 13) 09-Aug-2020
CODE 8PTM0	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer    is extended,    is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT /ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT /ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUT HORIT Y OF FAR 43.103(B).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: See Block 14 Continuation Page
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒ is not, is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT /MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:    [***]
See Block 14 Continuation Page

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] TEL: [***] EMAIL: [***]
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY [***] (Signature of Contracting Officer)		16C. DATE SIGNED 12-Aug-2021
EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

ST ANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

W911QY20C0100
P00015

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text: P00015
OBLIGATION AMOUNT: $0.00

a.The purpose of this modification (P00015) is to:

‐ Update delivery notification table in H.19 (Authority Special Contract Requirements H.19)

b.This modification was requested by the program office to meet the Government’s mission requirements.

c.The total contract value and total funded amount remain unchanged.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following have been modified:

H.1Key Personnel

Any key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) calendar days prior to the Contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the Contracting Officer and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement's skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable, Human Subjects Testing requirements). If the employee of the Contractor is terminated for cause or separates from the Contractor voluntarily with less than thirty (30) calendar-day notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the Contracting Officer. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties. The following individuals are determined to be key personnel:

Name	Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

H.2Substitution of Key Personnel

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The Contractor agrees to assign to the contract those persons whose resumes/CVs were submitted with the proposal who are necessary to fill the requirements of the contract. No substitutions shall be made except in accordance with this clause.

All requests for substitution must provide a detailed explanation of the circumstance necessitating the proposed substitution, a complete resume for the proposed substitute and any other information requested by the contracting officer to approve or disapprove the proposed substitution. All proposed substitutes must have qualifications that are equal to or higher than the qualifications of the person to be replaced. The contracting officer or authorized representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof.

H.3Disclosure of Information:

Performance under this contract may require the Contractor to access non-public data and information proprietary to a Government agency, another Government Contractor or of such nature that its dissemination or use other than as specified in the work statement would be adverse to the interests of the Government or others. Neither the Contractor, nor Contractor personnel, shall divulge nor release data nor information developed or obtained under performance of this contract, except authorized by Government personnel or upon written approval of the CO which the KO will provide in accordance with OWS or other Government policies and/or guidance. The Contractor shall not use, disclose, or reproduce proprietary data that bears a restrictive legend, other than as specified in this contract, or any information at all regarding this agency.

The Contractor shall comply with all applicable Government requirements for protection of non-public information. Unauthorized disclosure of nonpublic information is prohibited by the Government’s rules. Unauthorized disclosure may result in termination of the contract, replacement of a Contractor employee, or other appropriate redress.
Neither the Contractor nor the Contractor‘s employees shall disclose or cause to be disseminated, any information concerning the operations of the activity, which could result in, or increase the likelihood of, the possibility of a breach of the activity‘s security or interrupt the continuity of its operations.

No information related to data obtained under this contract shall be released or publicized without the prior written consent of the COR, whose approval shall not be unreasonably withheld, conditioned, or delayed, provided that no such consent is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any government entity’ for submission to any securities exchange on which the Contractor’s (or its parent corporation’s) securities may be listed for trading; or to third parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions, or other business transactions. The exceptions identified in this paragraph apply to all disclosures under this Section
H.3except to the extent that a disclosure is otherwise prohibited by law.

H.4Publication and Publicity

The contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract without written notice in advance to the Government.

a.Unless otherwise specified in this contract, the contractor may publish the results of its work under this contract. The contractor shall promptly send a copy of each submission to the COR for security review prior to submission. The contractor shall also inform the COR when the abstract article or other publication is published, and furnish a copy of it as finally published.

b.Unless authorized in writing by the CO, the contractor shall not display the DoD logo including Operating Division or Staff Division logos on any publications.

c.The contractor shall not reference the products(s) or services(s) awarded under this contract in commercial advertising, as defined in FAR 31.205-1, in any manner which states or implies DoD approval or endorsement of the product(s) or service(s) provided.

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d.The contractor shall include this clause, including this section (d) in all subcontracts where the subcontractor may propose publishing the results of its work under the subcontract. The contractor shall acknowledge the support of the Department of Health and Human Services, Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgement substantially as follows:

"This project has been funded in whole or in part with Federal funds from the Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, under Contract Number W911QY-20-C-0100.”

H.5Confidentiality of Information

a.Confidential information, as used in this article, means non-public information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.

b.The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the "Disputes" clause.

c.If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.

d.Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.

e.Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor shall obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.

f.Contracting Officer Determinations will reflect the result of internal coordination with appropriate program and legal officials.

g.The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.

ALL REQUIREMENTS OF THIS SECTION H.5 MUST BE PASSED TO ALL SUB-CONTRACTOR.

H.6Regulatory Rights

This contract involves supply of a product that requires FDA pre-market approval or clearance before commercial authorization. Contractor is seeking FDA authorization or clearance for the commercialization of mRNA-1273, Moderna vaccine for SARS-CoV-2 Coronavirus (the “Technology”). The Contractor is the Sponsor of the Regulatory Application (an investigational new drug application (IND), investigational device exemption (IDE), emergency use authorization (EUA), new drug application (NDA), biologics license application (BLA), premarket approval application (PMA), or 510(k) pre-market notification filing (510(k)) or another regulatory filing submitted to FDA) for the technology. As the Sponsor of the Regulatory Application to FDA (as the terms “sponsor” and “applicant” are defined or used in at 21 CFR §§3.2(c), 312.5, 600.3(t), 812.2(b), 812 Subpart C, or 814.20), the Contractor has certain standing before the FDA that entitles it to exclusive communications related to the Regulatory Application.

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Accordingly, the Contractor and the Government agree to the following:

a.DoD Medical Product Priority. PL 115-92 allows the DoD to request, and FDA to provide, assistance to expedite development of products to diagnose, treat, or prevent serious or life-threatening diseases or conditions facing American military personnel. The contractor recognizes that only the DoD can utilize PL 115-92. As such, the contractor will work proactively with the Government to leverage this law to its maximum potential under this contract. The contractor shall submit Public Law 115-92 Sponsor Authorization Letter that will be delivered to the designated OWS POC(s) within [***] of award.

b.[***].

H.7Performance Based Payment Liquidated under Termination

Performance Based Payments (PBPs) have been authorized as a method of financing under this contract. In the event the Moderna’s mRNA-1273 COVID Vaccine is unsuccessful in its bid to obtain EUA or FDA approval, the Government may issue a Termination for Convenience (T4C) in whole or in part, on this contract. Upon notice of a T4C, the contractor shall submit a termination settlement proposal, IAW FAR 52.249-2, Termination for Convenience of the Government (Fixed-Price).

H.8Public Readiness and Emergency Preparedness (PREP) Act:

In accordance with the Public Readiness and Emergency Preparedness Act (“PREP Act”), Pub. L. No. 109-148, Division C, Section 2, as amended (codified at 42 U.S.C. § 247d-6d and 42 U.S.C. § 247d-6e), as well as the Secretary of HHS’s Declaration Under the Public Readiness and Emergency Preparedness Act for Medical Countermeasures Against COVID-19, 85 Fed. Reg. 15198 (Mar. 17, 2020, effective Feb. 4, 2020), and amended on
April 15, 2020, 85 Fed. Reg. 21012 (together, the “Prep Act Declaration”):

(i)This Agreement is being entered into for purposes of facilitating the manufacture, testing, development, distribution, administration, and use of “Covered Countermeasures” for responding to the COVID-19 public health emergency, in accordance with Section VI of the PREP Act Declaration;

(ii)Contractor’s performance of this Agreement falls within the scope of the “Recommended Activities” for responding to the COVID-19 public health emergency, to the extent it is in accordance with Section III of the PREP Act Declaration; and

(iii)Contractor is a “Covered Person” to the extent it is a person defined in Section V of the PREP Act Declaration.

W911QY20C0100
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Therefore, in accordance with Sections IV and VII of the PREP Act Declaration as well as the PREP Act (42 U.S.C.
§ 247d-6d), the Department of Defense contracting via assisted acquisition on behalf of the HHS, expressly acknowledges and agrees that the HHS Declaration cited above, specifically its language providing immunity from suit and liability is applicable to this acquisition as long as Contractors activities fall within the terms and conditions of the PREP Act and the PREP Act Declaration.

The Government may not use, or authorize the use of, any products or materials provided under this contract, unless such use occurs in the United States (or a U.S. territory where U.S. law applies such as embassies, military and NATO installations) and is protected from liability under a declaration issued under the PREP Act, or a successor COVID-19 PREP Act Declaration of equal or greater scope. Any use where the application of the PREP Act is in question will be discussed with Moderna prior to use and, if the parties disagree on such use, the dispute will be resolved according to the “Disputes Clause” (52.233-1)

The items and technology covered by this Contract are being developed for both civil and military applications.

H.9[***].

H.10Ensuring Sufficient Supply of the Product

1.In recognition of the Government’s significant funding for the development and manufacturing of the product in this contract and the Government’s need to provide sufficient quantities of a COVID-19 vaccine to protect the United States population, the Government shall have the remedy described in this section to ensure sufficient supply of the product to meet the needs of the public health or national security. This remedy is not available to the Government unless and until both of the following conditions ((a) and (b)) are met:

a.Moderna gives written notice, required to be submitted to the Government [***], of:

(i)any formal management decision to terminate manufacturing of this product vaccine prior to delivery of any doses to USG under this contract, including all exercised options, other than as a result of clinical failure, or serious technical or safety reasons or;

(ii)any formal management decision to discontinue sale of this product vaccine to the Government prior to delivery of any doses to USG under this contract, including all exercised options, other than as a result of clinical failure, or serious technical or safety reasons; or

W911QY20C0100
P00015

(iii)any filing that anticipates Federal bankruptcy protection; and

b.Moderna has submitted an Emergency Use Authorization application under §564 of the FD&C Act or a biologics license application provisions of §351(a) of the Public Health Service Act (PHSA).

2.If both conditions listed in section 1 occur, Moderna, upon the request of the Government, shall provide the following items necessary for the Government to pursue manufacturing of this product vaccine with a third party for exclusive sale to the U.S. Government:

a.a writing evidencing a non-exclusive, nontransferable, irrevocable (except for cause), royalty-free paid-up license to practice or have practiced for or on behalf of the U.S. Government any Moderna Background Patent, Copyright, other Moderna Intellectual Property, Moderna Know-How, Moderna Technical Data rights necessary to manufacture doses of the mRNA-1273 vaccine;

b.necessary FDA regulatory filings or authorizations owned or controlled by Moderna related to this product vaccine and any confirmatory instrument pertaining thereto; and

c.any outstanding Deliverables contemplated or materials purchased under this contract.

3.This remedy will remain available until the end of the contract.

H.11[***].

H.12Transportation to Final Destination

During the course of performance under this contract, the Government may require storage of the filled drug product (FDP) before delivery to the final government location. In these circumstances, the Government will accept FDP at the contractor facility (Origin). The contractor; however, shall continue to be responsible for secure delivery of the vaccine to its final destination as identified on this contract. [***].

H.13Validation of IP/Data

The Parties acknowledge that background intellectual property and technical data assertions have been made and evaluated by the parties. The parties agree that, should additional information relevant to these assertions become available, the parties will reevaluate said assertions as necessary in the future.

H.14Novation

Upon Moderna, US, Inc.'s registration in the System for Award Management, the Government will, at the Contractor's request, complete a novation of this Contract to recognize Moderna US, Inc. as a counterparty instead of Moderna TX, Inc. This novation will be completed through a modification executed by the Government that identifies Moderna US, Inc. as the contracting party for all purposes as if it had originally executed the Contract.

H.15Base & Option 1 Delivery Acceleration

In an effort to accelerate production of the mRNA-1273 vaccine, [***] within the Option 1 period via a Modification to the contract. If these manufacturing slots are

W911QY20C0100
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successfully utilized, [***] above what was projected by Moderna and assumed within the price per dose for the doses of mRNA-1273 vaccine delivered in the Base Period and Option 1. However, because the Government is funding the additional slots within the Base and Option 1 periods in order to accelerate production, the Government is entitled to an adjustment under the conditions outlined. The Government and Moderna agree to the following:

1.If the Government exercises Option 2 (NLT 15 May):

a. Moderna will reduce the cost of Option 2 by $[***] for each successfully accelerated drug product fill under the Base Period ([***]) and $[***] for each successfully accelerated drug product fill under Option 1 ([***]).

2.If the Government does not exercise Option 2 (NLT 15 May):
a.In the event Moderna timely cancels the manufacturing slots and/or is able to otherwise fully utilize the slots originally reserved for production in the Option 2 period, Moderna agrees to credit the Government $[***] for [***] and $[***] for [***]. In no case shall the number of drug product manufacturing slots credited exceed the number of successfully accelerated drug product manufacturing fills under the Base Period and Option 1. It is understood that Moderna will make all good-faith efforts to fill reserved slots or cancel reservations in a timely manner (i.e. within the time period required by the subcontractor).

b.In the event that Moderna is unable to fill those reserved slots (i.e. due to lack of demand) and cancels slots, Moderna shall be entitled to recoup those reservation cancellation costs from the USG. The process is outlined as follows:
1.) Moderna shall submit documentation to the USG of the following:

i.) Cancellation notice to the subcontractor,
ii.) The basis of the cancellation. and iii.) Cancellation fees incurred.

2.) Moderna shall reduce credits to the USG under paragraph 2a) of this clause, IAW agreed cancellation costs incurred.

3.) Bi-lateral agreement of the final credit shall be included in a modification to the contract. Net credit shall be deducted from final payments under the contract.

H.16Delivery Schedule, as revised 11Feb2021 via modification P00004

[***].

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H.17Post-Termination Disposition of Undelivered Product

For the avoidance of doubt, if the USG elects to terminate the exercised CLINs prior to acceptance and delivery in full of the required quantities of mRNA-1273, Moderna will be free to direct any unaccepted/undelivered supplies of mRNA-1273 to customers other than the USG, at its discretion, without further obligation of either party with regard to such unaccepted/undelivered supplies of mRNA-1273. The contract will be bilaterally modified to decrease the quantities by the agreed upon volume.

H.18[***]

In order to facilitate projections and invoicing, the Government shall provide or direct a third party ([***]) to provide to Moderna (1) actual quantities of Moderna [***] with 8.0mL vials during the reporting period; (2) actual quantities of Moderna [***] with 8.0mL vials during the reporting period; and (3) the number of [***] remaining in inventory and available for upcoming shipments. This information will be provided to Moderna at a frequency of at least twice monthly.

For each 8.0mL fill volume (1600mcg) vial of vaccine shipped with a [***].

Both parties acknowledge that the delivery schedule is based on an [***] 8.0mL fill volume (1600mcg) vial delivered. In accordance with the agreed approach for invoicing and counting doses toward Moderna’s delivery requirement, [***]. Specifically for purposes of adhering to the scheduled delivery dates set forth in this contract for the Base Period, Option 1 and Option 2, schedule shall be deemed to have been met once doses are released by Moderna and are available for order.

H.19Product [***] (as added via P00007)

Specific to CLINs 3001 and 4001, Moderna will deliver to the Government [***]:

•mRNA-1273 Primary Series (0.2mg/mL, 100µg, 2-dose)
•[***]
•[***]
•[***]

All doses delivered in calendar year 2021 will be delivered in multi-dose vials [***].

[***].

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The Government and Moderna agree that total monthly delivery quantities for each of CLIN 3001 and 4001 will follow the schedule in the table below. The Government and Moderna also agree on the following points specific to product ordering:

•[***];
•[***]

[***]

H.20Donation of Excess Product

a.If the Government determines that a quantity of doses of mRNA-1273 supplied to the Government under this contract is no longer needed by the Government, the Government may donate such doses to a foreign nation or non- governmental organization (NGO) facilitating donation to a foreign nation, subject to the remainder of this Clause H.20. The Government shall notify Contractor in writing prior to any proposed donation to a foreign nation or NGO, which notice will include [***].

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b.Contractor must verify in writing that all of the required conditions below are met before any such donation is made, [***]:

(i)[***];
(ii)[***];
(iii)[***]; and
(iv)[***].

c.The Government’s donations will be from supplies of vaccine delivered to and accepted by the Government. To the extent the Government commits to deliver doses that have not yet been physically delivered to the Government, such donation will not occur until such doses have been delivered to the Government. The Government will be responsible for delivery of the donated doses to, and coordination of delivery with, the receiving foreign nation or NGO, as applicable. The Government or the receiving foreign nation or NGO, as applicable, will (i) satisfy all customs shipping requirements for import and export of the product; and (ii) as the exporter, file any required FDA export notifications. To the extent not already provided to the Government, the Contractor will provide all information necessary to complete any requirements identified in this paragraph in advance of shipment.

d.When the conditions above are met for any donation, the Parties will [***].

e.[***].

f.Shipment of any donated doses under this Article does not constitute a violation of the Defense Production Act.

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(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	4
2. AMENDMENT/MODIFICATION NO. P00016	3. EFFECTIVE DATE 14-Sep-2021	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY CODE	W58P05		7. ADMINISTERED BY (If other than item 6) CODE	S2206A
ACC-APG - COVID RESPONSE - W58P05 6472 INTEGRITY COURT (BUILDING 4401) ABERDEEN PROVING GROUND MD 21005-3013	DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
		X	10B. DATED (SEE ITEM 13) 09-Aug-2020
CODE 8PTM0	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer    is extended,    is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT /ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT /ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: See Block 14 Continuation Page
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT /MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:    [***]
 See Block 14 Continuation Page

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Shaun Ryan, SVP & Deputy General Counsel		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] TEL: [***] EMAIL: [***]
15B. CONTRACTOR/OFFEROR /s/ Shaun Ryan (Signature of person authorized to sign)	15C. DATE SIGNED 9-12-2021	16B. UNITED STATES OF AMERICA BY [***] (Signature of Contracting Officer)		16C. DATE SIGNED 14-Sep-2021
EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

W911QY20C0100
P00016

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text: P00016
OBLIGATION AMOUNT: $0.00

a.The purpose of this modification (P00016) is to:

–Revise the PBP table in Section G and Attachment 0008 due to an administrative error on modification no. P00013 (Authority FAR 52.232.16)

–Update Exhibit B as outlined in clause H.20 with donation information for multiple recipients identified within the past 7 business days (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties).

b.This modification was requested by the program office to meet the Government’s mission requirements.

c.The total contract value and total funded amount remain unchanged. All other terms and conditions remain unchanged.

SECTION G - CONTRACT ADMINISTRATION DATA

The following have been modified:

G.1GOVERNMENT CONTRACT ADMINISTRATION

In no event shall any understanding or agreement, contract modification, change order, or other matter in deviation from the terms of this contract between the Contractor and a person other than the Contracting Officer be effective or binding upon the Government. All such actions must be formalized by a proper contractual document executed by the Contracting Officer.

Procuring Contracting Officer:
[*** ]
Joint COVID-19 Response Division
US Army Contracting Command 6472 Integrity Court (Building 4401)
Aberdeen Proving Ground, MD 21005-3013

Contract Specialist:
[*** ]
Joint COVID-19 Response Division
US Army Contracting Command 6472 Integrity Court (Building 4401)
Aberdeen Proving Ground, MD 21005-3013

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G.2GOVERNMENT TECHNICAL POINT OF CONTACT

[*** ]
Biologist/Project Officer
200 C Street, SW Washington, DC 20201

G.3CONTRACTOR’S CONTRACT ADMINISTRATION

[*** ]
Moderna US, Inc.
200 Technology SQ.
Cambridge, MA 02139-3578

G.4PLACES OF PERFORMANCE

Moderna US, Inc.
200 Technology SQ.
Cambridge, MA 02139-3578

G.5NOTIFICATION OF REVISIONS AND CHANGE

Notification of revision or changes to names or email addresses will be provided by official correspondence from the PCO/ACO or office of the PCO/ACO in lieu of a contract modification. This does not apply to any such revisions or changes in the event this contract includes a key personnel clause.

G.6PERFORMANCE BASED PAYMENT

Performance-based payments (PBP) are authorized under this contract in accordance with FAR 52.232-32. The contractor shall bill for the PBP upon achievement of the completion criteria identified in Attachment 0007, Performance-based Payment Milestone Table dated 4 May 2021. Upon achievement of the completion criteria, the contractor shall bill for the PBP for the base and each option IAW the following schedule:

CLIN	Period	Amount
0001AA	BASE	$90,210,000
0001AB	BASE	$132,308,000
0001AC	BASE	$180,420,000
0001AD	BASE	$198,462,000
TOTAL		$601,400,000
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
TOTAL		$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
TOTAL		$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
TOTAL		$[***]
[***]	[***]	$[***]

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[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
TOTAL		$[***]

Delivery Invoicing: PBPs are a type of contract financing and are recouped by the Government through deductions of payments otherwise due to the contractor for the partial or complete delivery of contract items. The deductions are made by applying a liquidation rate to the price of delivered contract items. Attachment 0008, Performance- based Payment Milestone Billing Plan, identifies the contractor invoicing schedule for liquidation. The contractor shall submit all invoices IAW Attachment 0008.

SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

The following have been modified:

Document Type	Description	Page #	Date
Exhibit A	CDRLs	15	11 February 2021
Exhibit B	Donation of Excess Product	10	3 September 2021
Attachment 0001	Supply Chain Resiliency Plan for CDRL A010	3	23 July 2020
Attachment 0002	Security Plan	7	23 July 2020
Attachment 0003	Dose Tracking Template Draft Moderna	Excel	15 July 2020
Attachment 0004	Data Rights	3	7 August 2020
Attachment 0005	[***]	2	7 August 2020
Attachment 0006	ModernaTx, Inc. Background Intellectual Property	3	6 August 2020
Attachment 0007	Performance Base Payment Milestone Schedule	1	14 June 2021
Attachment 0008	Performance Base Payment Milestone Billing Plan	16	3 September 2021
Attachment 0009	HRPAS Moderna Letter	1	3 September 2020

(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	12
2. AMENDMENT/MODIFICATION NO. P00017	3. EFFECTIVE DATE 30-Sep-2021	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY CODE	W58P05		7. ADMINISTERED BY (If other than item 6) CODE	S2206A
ACC-APG - COVID RESPONSE - W58P05 6472 INTEGRITY COURT (BUILDING 4401) ABERDEEN PROVING GROUND MD 21005-3013	DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
		X	10B. DATED (SEE ITEM 13) 09-Aug-2020
CODE 8PTM0	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer    is extended,    is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT /ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT /ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: See Block 14 Continuation Page
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT /MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:    [*** ]
See Block 14 Continuation Page

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] TEL: [***] EMAIL: [***]
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY [***] (Signature of Contracting Officer)		16C. DATE SIGNED 30-Sep-2021
EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

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SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text: P00017

OBLIGATION AMOUNT: $0.00
a.The purpose of this modification (P00017) is to indicate January 2022 product [***] for delivery in accordance with Clause H.19.
b.This modification was requested by the program office to meet the Government’s mission requirements.
c.The total contract value and total funded amount remain unchanged. All other terms and conditions remain unchanged.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following have been modified:

H.1Key Personnel

Any key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) calendar days prior to the Contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the Contracting Officer and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement's skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable, Human Subjects Testing requirements). If the employee of the Contractor is terminated for cause or separates from the Contractor voluntarily with less than thirty (30) calendar-day notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the Contracting Officer. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties. The following individuals are determined to be key personnel:

Name	Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

H.2Substitution of Key Personnel

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The Contractor agrees to assign to the contract those persons whose resumes/CVs were submitted with the proposal who are necessary to fill the requirements of the contract. No substitutions shall be made except in accordance with this clause.

All requests for substitution must provide a detailed explanation of the circumstance necessitating the proposed substitution, a complete resume for the proposed substitute and any other information requested by the contracting officer to approve or disapprove the proposed substitution. All proposed substitutes must have qualifications that are equal to or higher than the qualifications of the person to be replaced. The contracting officer or authorized representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof.

H.3Disclosure of Information:

Performance under this contract may require the Contractor to access non-public data and information proprietary to a Government agency, another Government Contractor or of such nature that its dissemination or use other than as specified in the work statement would be adverse to the interests of the Government or others. Neither the Contractor, nor Contractor personnel, shall divulge nor release data nor information developed or obtained under performance of this contract, except authorized by Government personnel or upon written approval of the CO which the KO will provide in accordance with OWS or other Government policies and/or guidance. The Contractor shall not use, disclose, or reproduce proprietary data that bears a restrictive legend, other than as specified in this contract, or any information at all regarding this agency.

The Contractor shall comply with all applicable Government requirements for protection of non-public information. Unauthorized disclosure of nonpublic information is prohibited by the Government’s rules. Unauthorized disclosure may result in termination of the contract, replacement of a Contractor employee, or other appropriate redress.
Neither the Contractor nor the Contractor‘s employees shall disclose or cause to be disseminated, any information concerning the operations of the activity, which could result in, or increase the likelihood of, the possibility of a breach of the activity‘s security or interrupt the continuity of its operations.

No information related to data obtained under this contract shall be released or publicized without the prior written consent of the COR, whose approval shall not be unreasonably withheld, conditioned, or delayed, provided that no such consent is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any government entity’ for submission to any securities exchange on which the Contractor’s (or its parent corporation’s) securities may be listed for trading; or to third parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions, or other business transactions. The exceptions identified in this paragraph apply to all disclosures under this Section
H.3except to the extent that a disclosure is otherwise prohibited by law.

H.4Publication and Publicity

The contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract without written notice in advance to the Government.

a.Unless otherwise specified in this contract, the contractor may publish the results of its work under this contract. The contractor shall promptly send a copy of each submission to the COR for security review prior to submission. The contractor shall also inform the COR when the abstract article or other publication is published, and furnish a copy of it as finally published.

b.Unless authorized in writing by the CO, the contractor shall not display the DoD logo including Operating Division or Staff Division logos on any publications.

c.The contractor shall not reference the products(s) or services(s) awarded under this contract in commercial advertising, as defined in FAR 31.205-1, in any manner which states or implies DoD approval or endorsement of the product(s) or service(s) provided.

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d.The contractor shall include this clause, including this section (d) in all subcontracts where the subcontractor may propose publishing the results of its work under the subcontract. The contractor shall acknowledge the support of the Department of Health and Human Services, Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgement substantially as follows:

"This project has been funded in whole or in part with Federal funds from the Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, under Contract Number W911QY-20-C-0100.”

H.5Confidentiality of Information

a.Confidential information, as used in this article, means non-public information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.

b.The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the "Disputes" clause.

c.If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.

d.Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.

e.Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor shall obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.

f.Contracting Officer Determinations will reflect the result of internal coordination with appropriate program and legal officials.

g.The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.

ALL REQUIREMENTS OF THIS SECTION H.5 MUST BE PASSED TO ALL SUB-CONTRACTOR.

H.6Regulatory Rights

This contract involves supply of a product that requires FDA pre-market approval or clearance before commercial authorization. Contractor is seeking FDA authorization or clearance for the commercialization of mRNA-1273, Moderna vaccine for SARS-CoV-2 Coronavirus (the “Technology”). The Contractor is the Sponsor of the Regulatory Application (an investigational new drug application (IND), investigational device exemption (IDE), emergency use authorization (EUA), new drug application (NDA), biologics license application (BLA), premarket approval application (PMA), or 510(k) pre-market notification filing (510(k)) or another regulatory filing submitted to FDA) for the technology. As the Sponsor of the Regulatory Application to FDA (as the terms “sponsor” and “applicant” are defined or used in at 21 CFR §§3.2(c), 312.5, 600.3(t), 812.2(b), 812 Subpart C, or 814.20), the Contractor has certain standing before the FDA that entitles it to exclusive communications related to the Regulatory Application.

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Accordingly, the Contractor and the Government agree to the following:

a.DoD Medical Product Priority. PL 115-92 allows the DoD to request, and FDA to provide, assistance to expedite development of products to diagnose, treat, or prevent serious or life-threatening diseases or conditions facing American military personnel. The contractor recognizes that only the DoD can utilize PL 115-92. As such, the contractor will work proactively with the Government to leverage this law to its maximum potential under this contract. The contractor shall submit Public Law 115-92 Sponsor Authorization Letter that will be delivered to the designated OWS POC(s) within [***] of award.

b.[***].

H.7Performance Based Payment Liquidated under Termination

Performance Based Payments (PBPs) have been authorized as a method of financing under this contract. In the event the Moderna’s mRNA-1273 COVID Vaccine is unsuccessful in its bid to obtain EUA or FDA approval, the Government may issue a Termination for Convenience (T4C) in whole or in part, on this contract. Upon notice of a T4C, the contractor shall submit a termination settlement proposal, IAW FAR 52.249-2, Termination for Convenience of the Government (Fixed-Price).

H.8Public Readiness and Emergency Preparedness (PREP) Act:

In accordance with the Public Readiness and Emergency Preparedness Act (“PREP Act”), Pub. L. No. 109-148, Division C, Section 2, as amended (codified at 42 U.S.C. § 247d-6d and 42 U.S.C. § 247d-6e), as well as the Secretary of HHS’s Declaration Under the Public Readiness and Emergency Preparedness Act for Medical Countermeasures Against COVID-19, 85 Fed. Reg. 15198 (Mar. 17, 2020, effective Feb. 4, 2020), and amended on
April 15, 2020, 85 Fed. Reg. 21012 (together, the “Prep Act Declaration”):

(i)This Agreement is being entered into for purposes of facilitating the manufacture, testing, development, distribution, administration, and use of “Covered Countermeasures” for responding to the COVID-19 public health emergency, in accordance with Section VI of the PREP Act Declaration;

(ii)Contractor’s performance of this Agreement falls within the scope of the “Recommended Activities” for responding to the COVID-19 public health emergency, to the extent it is in accordance with Section III of the PREP Act Declaration; and

(iii)Contractor is a “Covered Person” to the extent it is a person defined in Section V of the PREP Act Declaration.

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Therefore, in accordance with Sections IV and VII of the PREP Act Declaration as well as the PREP Act (42 U.S.C.
§ 247d-6d), the Department of Defense contracting via assisted acquisition on behalf of the HHS, expressly acknowledges and agrees that the HHS Declaration cited above, specifically its language providing immunity from suit and liability is applicable to this acquisition as long as Contractors activities fall within the terms and conditions of the PREP Act and the PREP Act Declaration.

The Government may not use, or authorize the use of, any products or materials provided under this contract, unless such use occurs in the United States (or a U.S. territory where U.S. law applies such as embassies, military and NATO installations) and is protected from liability under a declaration issued under the PREP Act, or a successor COVID-19 PREP Act Declaration of equal or greater scope. Any use where the application of the PREP Act is in question will be discussed with Moderna prior to use and, if the parties disagree on such use, the dispute will be resolved according to the “Disputes Clause” (52.233-1)

The items and technology covered by this Contract are being developed for both civil and military applications.

H.9[***].

H.10Ensuring Sufficient Supply of the Product

1.In recognition of the Government’s significant funding for the development and manufacturing of the product in this contract and the Government’s need to provide sufficient quantities of a COVID-19 vaccine to protect the United States population, the Government shall have the remedy described in this section to ensure sufficient supply of the product to meet the needs of the public health or national security. This remedy is not available to the Government unless and until both of the following conditions ((a) and (b)) are met:

a.Moderna gives written notice, required to be submitted to the Government [***], of:

(i)any formal management decision to terminate manufacturing of this product vaccine prior to delivery of any doses to USG under this contract, including all exercised options, other than as a result of clinical failure, or serious technical or safety reasons or;

(ii)any formal management decision to discontinue sale of this product vaccine to the Government prior to delivery of any doses to USG under this contract, including all exercised options, other than as a result of clinical failure, or serious technical or safety reasons; or

W911QY20C0100
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(iii)any filing that anticipates Federal bankruptcy protection; and

b.Moderna has submitted an Emergency Use Authorization application under §564 of the FD&C Act or a biologics license application provisions of §351(a) of the Public Health Service Act (PHSA).

2.If both conditions listed in section 1 occur, Moderna, upon the request of the Government, shall provide the following items necessary for the Government to pursue manufacturing of this product vaccine with a third party for exclusive sale to the U.S. Government:

a.a writing evidencing a non-exclusive, nontransferable, irrevocable (except for cause), royalty-free paid-up license to practice or have practiced for or on behalf of the U.S. Government any Moderna Background Patent, Copyright, other Moderna Intellectual Property, Moderna Know-How, Moderna Technical Data rights necessary to manufacture doses of the mRNA-1273 vaccine;

b.necessary FDA regulatory filings or authorizations owned or controlled by Moderna related to this product vaccine and any confirmatory instrument pertaining thereto; and

c.any outstanding Deliverables contemplated or materials purchased under this contract.

3.This remedy will remain available until the end of the contract.

H.11[***].

H.12Transportation to Final Destination

During the course of performance under this contract, the Government may require storage of the filled drug product (FDP) before delivery to the final government location. In these circumstances, the Government will accept FDP at the contractor facility (Origin). The contractor; however, shall continue to be responsible for secure delivery of the vaccine to its final destination as identified on this contract. [***].

H.13Validation of IP/Data

The Parties acknowledge that background intellectual property and technical data assertions have been made and evaluated by the parties. The parties agree that, should additional information relevant to these assertions become available, the parties will reevaluate said assertions as necessary in the future.

H.14Novation

Upon Moderna, US, Inc.'s registration in the System for Award Management, the Government will, at the Contractor's request, complete a novation of this Contract to recognize Moderna US, Inc. as a counterparty instead of Moderna TX, Inc. This novation will be completed through a modification executed by the Government that identifies Moderna US, Inc. as the contracting party for all purposes as if it had originally executed the Contract.

H.15Base & Option 1 Delivery Acceleration

In an effort to accelerate production of the mRNA-1273 vaccine, [***] within the Option 1 period via a Modification to the contract. If these manufacturing slots are

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successfully utilized, [***] above what was projected by Moderna and assumed within the price per dose for the doses of mRNA-1273 vaccine delivered in the Base Period and Option 1. However, because the Government is funding the additional slots within the Base and Option 1 periods in order to accelerate production, the Government is entitled to an adjustment under the conditions outlined. The Government and Moderna agree to the following:

1.If the Government exercises Option 2 (NLT 15 May):

a. Moderna will reduce the cost of Option 2 by $[***] for each successfully accelerated drug product fill under the Base Period ([***]) and $[***] for each successfully accelerated drug product fill under Option 1 ([***]).

2.If the Government does not exercise Option 2 (NLT 15 May):
a.In the event Moderna timely cancels the manufacturing slots and/or is able to otherwise fully utilize the slots originally reserved for production in the Option 2 period, Moderna agrees to credit the Government $[***] for [***] and $[***] for [***]. In no case shall the number of drug product manufacturing slots credited exceed the number of successfully accelerated drug product manufacturing fills under the Base Period and Option 1. It is understood that Moderna will make all good-faith efforts to fill reserved slots or cancel reservations in a timely manner (i.e. within the time period required by the subcontractor).

b.In the event that Moderna is unable to fill those reserved slots (i.e. due to lack of demand) and cancels slots, Moderna shall be entitled to recoup those reservation cancellation costs from the USG. The process is outlined as follows:
1.) Moderna shall submit documentation to the USG of the following:

i.) Cancellation notice to the subcontractor,
ii.) The basis of the cancellation. and iii.) Cancellation fees incurred.

2.) Moderna shall reduce credits to the USG under paragraph 2a) of this clause, IAW agreed cancellation costs incurred.

3.) Bi-lateral agreement of the final credit shall be included in a modification to the contract. Net credit shall be deducted from final payments under the contract.

H.16Delivery Schedule, as revised 11Feb2021 via modification P00004

[***].

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H.17Post-Termination Disposition of Undelivered Product

For the avoidance of doubt, if the USG elects to terminate the exercised CLINs prior to acceptance and delivery in full of the required quantities of mRNA-1273, Moderna will be free to direct any unaccepted/undelivered supplies of mRNA-1273 to customers other than the USG, at its discretion, without further obligation of either party with regard to such unaccepted/undelivered supplies of mRNA-1273. The contract will be bilaterally modified to decrease the quantities by the agreed upon volume.

H.18[***]

In order to facilitate projections and invoicing, the Government shall provide or direct a third party ([***]) to provide to Moderna (1) actual quantities of Moderna [***] with 8.0mL vials during the reporting period; (2) actual quantities of Moderna [***] with 8.0mL vials during the reporting period; and (3) the number of [***] remaining in inventory and available for upcoming shipments. This information will be provided to Moderna at a frequency of at least twice monthly.

For each 8.0mL fill volume (1600mcg) vial of vaccine shipped with a [***].

Both parties acknowledge that the delivery schedule is based on an [***] 8.0mL fill volume (1600mcg) vial delivered. In accordance with the agreed approach for invoicing and counting doses toward Moderna’s delivery requirement, [***]. Specifically for purposes of adhering to the scheduled delivery dates set forth in this contract for the Base Period, Option 1 and Option 2, schedule shall be deemed to have been met once doses are released by Moderna and are available for order.

H.19Product [***] (as added via P00007)

Specific to CLINs 3001 and 4001, Moderna will deliver to the Government [***]:

•mRNA-1273 Primary Series (0.2mg/mL, 100µg, 2-dose)
•[***]
•[***]
•[***]

All doses delivered in calendar year 2021 will be delivered in multi-dose vials [***].

[***].

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The Government and Moderna agree that total monthly delivery quantities for each of CLIN 3001 and 4001 will follow the schedule in the table below. The Government and Moderna also agree on the following points specific to product ordering:

•[***];
•[***]

[***].

H.20Donation of Excess Product

a.If the Government determines that a quantity of doses of mRNA-1273 supplied to the Government under this contract is no longer needed by the Government, the Government may donate such doses to a foreign nation or non- governmental organization (NGO) facilitating donation to a foreign nation, subject to the remainder of this Clause H.20. The Government shall notify Contractor in writing prior to any proposed donation to a foreign nation or NGO, which notice will include [***].

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b.Contractor must verify in writing that all of the required conditions below are met before any such donation is made, [***]:

(i)[***];
(ii)[***];
(iii)[***]; and
(iv)[***].

c.The Government’s donations will be from supplies of vaccine delivered to and accepted by the Government. To the extent the Government commits to deliver doses that have not yet been physically delivered to the Government, such donation will not occur until such doses have been delivered to the Government. The Government will be responsible for delivery of the donated doses to, and coordination of delivery with, the receiving foreign nation or NGO, as applicable. The Government or the receiving foreign nation or NGO, as applicable, will (i) satisfy all customs shipping requirements for import and export of the product; and (ii) as the exporter, file any required FDA export notifications. To the extent not already provided to the Government, the Contractor will provide all information necessary to complete any requirements identified in this paragraph in advance of shipment.

d.When the conditions above are met for any donation, the Parties will [***].

e.[***].

f.Shipment of any donated doses under this Article does not constitute a violation of the Defense Production Act.

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(End of Summary of Changes)